MUNIHOLDINGS
INSURED
FUND II, INC.




FUND LOGO




Annual Report

September 30, 2000




MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS INSURED FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Insured Fund II, Inc., September 30, 2000


DEAR SHAREHOLDER

For the year ended September 30, 2000, MuniHoldings Insured Fund II, Inc. earned $0.737 per share income dividends. This represents a net annualized yield of 5.79%, based on a month-end per share net asset value of $12.72. During the same period, the Fund's total investment return was +7.08%, based on an unchanged share net asset value of $12.72, and assuming reinvestment of $0.747 per share income dividends.

During the six-month period ended September 30, 2000, the Fund's total investment return was +4.84%, based on a change in per share net asset value from $12.54 to $12.72, and assuming reinvestment of $0.357 per share income dividends.

For the six-month period ended September 30, 2000, the Fund's
Auction Market Preferred Stock had an average yield of 4.21% for Series A, 4.24% for Series B and 3.85% for Series C.


The Municipal Market Environment
During the six-month period ended September 30, 2000, long-term US Treasury bond yields drifted slightly higher. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still robust, has moderated from 1999's levels. Consensus estimates for the third-quarter US gross domestic product are centered around 3%, well below the 4.8% growth rate of the first-quarter 2000 and second-quarter 2000 gross domestic product of 5.62%. This decline in economic growth suggested to some analysts that the Federal Reserve Board is approaching the end of its current tightening cycle. Given the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgeting surpluses going forward, investor emphasis has remained largely focused on the future shortage of longer-dated maturity US Treasury bonds. By late August, US Treasury bond yields declined more than 15 basis points (0.15%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising prices were the major factor behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations have been issuing large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9.00% range, and many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened in recent weeks, US bond yields rose. By the end of September, US Treasury bonds rose to 5.88%, an increase of 5 basis points over the last six months.

The six-month period ended September 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. Thus, for this year, only $141 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the same period in 1999. Recent issuance has been even more restricted. In September 2000, just over $14 billion in municipal bonds was underwritten, a decline of more than 25% from September 1999 levels.

Recently, investor demand has been stronger particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months, as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs, have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market. During the period, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined more than 15 basis points to end the period at 5.85%.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.


Portfolio Strategy
During the six months ended September 30, 2000, we maintained a fully invested position for the Fund to seek to enhance the amount of tax-exempt income for our Common Stock shareholders. We focused on purchases for the Fund in 15-year--20-year bonds with premium coupons. This strategy enabled the Fund to maintain a very competitive yield with a more neutral interest rate position. Historically, the 15-year sector of the municipal curve has provided above-average risk adjusted returns in the municipal market. This strategy proved correct since the Fund has performed well in the improving bond market for the year to date.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board over the past year has resulted in an increase in the Fund's borrowing cost into the 4%--4.125% range. Despite this increase, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, it is our opinion that interest rates will trend sideways until there is a further slowdown in the economy. The current increase in energy prices may cause an increase in inflationary expectations, but we believe that this inflation scare would present an opportunity to extend duration. We believe the increase in interest rates would be temporary, allowing a significant decrease in yields when the economy slows enough for the Federal Reserve Board to change from a tightening bias to a neutral stance. Currently, the Fund is structured with a high current income, low volatility position. We plan to maintain this strategy until there is a clear sign the economy has slowed to a sustainable pace, and the Federal Reserve Board has contained inflation.


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



November 6, 2000




MuniHoldings Insured Fund II, Inc., September 30, 2000


PROXY RESULTS

During the six-month period ended September 30, 2000, MuniHoldings Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:

                                                                               Shares Voted      Shares Voted    Shares Voted
                                                                                   For             Against         Abstain
To approve the Agreement and Plan of Reorganization among the Fund,
MuniHoldings Insured Fund III, Inc. & MuniHoldings Insured Fund IV, Inc.         5,609,821         101,628          236,608

During the six-month period ended September 30, 2000, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock (Series A&B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:


                                                                                Shares Voted       Shares Voted   Shares Voted
                                                                                    For              Against        Abstain
To approve the Agreement and Plan of Reorganization among
the Fund, MuniHoldings Insured Fund III, Inc. & MuniHoldings
Insured Fund IV, Inc. as follows:                                  Series A          2,036               0               64
                                                                   Series B          1,786               3              311

Proxy results listed below are from the funds, substantially all of the assets and liabilities of which were acquired by MuniHoldings
Insured Fund II, Inc. on August 14, 2000, in accordance with the
Agreement and Plan of Reorganization.

During the six-month period ended September 30, 2000, MuniHoldings
Insured Fund III, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:


                                                                               Shares Voted       Shares Voted    Shares Voted
                                                                                   For              Against         Abstain
To approve the Agreement and Plan of Reorganization among the Fund,
MuniHoldings Insured Fund II, Inc. & MuniHoldings Insured Fund IV, Inc.          3,421,358          94,063           87,939


During the six-month period ended September 30, 2000, MuniHoldings
Insured Fund III, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:


                                                                               Shares Voted       Shares Voted    Shares Voted
                                                                                   For              Against         Abstain
To approve the Agreement and Plan of Reorganization among the Fund,
MuniHoldings Insured Fund II, Inc. & MuniHoldings Insured Fund IV, Inc.              2,362               0              352


During the six-month period ended September 30, 2000, MuniHoldings
Insured Fund IV, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:



                                                                               Shares Voted      Shares Voted     Shares Voted
                                                                                   For             Against          Abstain
To approve the Agreement and Plan of Reorganization among the Fund,
MuniHoldings Insured Fund II, Inc. & MuniHoldings Insured Fund III, Inc.         1,749,387          28,604           65,970

During the six-month period ended September 30, 2000, MuniHoldings
Insured Fund IV, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on July 25, 2000. The description of the proposal and number of shares voted are as follows:



                                                                               Shares Voted      Shares Voted     Shares Voted
                                                                                   For             Against          Abstain
To approve the Agreement and Plan of Reorganization among the Fund,
MuniHoldings Insured Fund II, Inc. & MuniHoldings Insured Fund III, Inc.             1,266               0                0


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUE




MuniHoldings Insured Fund II, Inc., September 30, 2000


Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P      Moody's    Face
STATE         Ratings    Ratings   Amount   Issue                                                                Value
Alaska--1.4%    AAA       Aaa    $  2,995   Alaska, Energy Authority, Power Revenue Refunding Bonds
                                            (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                   $   3,166
                AAA       Aaa       2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                            9/01/2024 (a)                                                          2,065
                AAA       Aaa       1,700   Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due
                                            3/01/2020 (d)                                                          1,761

Arizona--0.5%   BBB+      Baa1      2,170   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                       2,179
                A1        P1          400   Coconino County, Arizona, Pollution Control Corporation Revenue
                                            Bonds (Arizona Public Service Co.--Navajo Project), VRDN, AMT,
                                            Series A, 5.65% due 10/01/2029 (g)                                       400

California      BBB       NR*       2,500   Contra Costa County, California, Public Financing Authority,
--4.8%                                      Tax Allocation Revenue
                                            Refunding Bonds (Pleasant Hill Bart Etc. Redevelopment), 5.25%
                                            due 8/01/2028                                                          2,282
                                            Foothill De-Anza, California, Community College District, GO (d):
                AAA       Aaa       4,755    5.98%** due 8/01/2016                                                 2,013
                AAA       Aaa       1,745    6.03%** due 8/01/2017                                                   691
                AAA       Aaa       5,635    6.08%** due 8/01/2018                                                 2,086
                NR*       Aa3       2,000   Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Refunding Bonds, RIB, Series 370, 6.70% due
                                            2/15/2024 (e)                                                          2,122
                NR*       Aaa       1,500   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                            Class R, Series K, 6.247% due 11/01/2021 (b)(e)                        1,573
                AA        Aa3       7,000   Sacramento County, California, Sanitation District, Financing
                                            Authority, Revenue Refunding Bonds, RIB, Series 366, 6.60% due
                                            12/01/2027 (e)                                                         7,374
                AAA       NR*       4,000   San Bernardino County, California, COP, Refunding (Medical
                                            Center Financing Project), 5.50% due 8/01/2019 (d)                     4,025
                AAA       Aaa       1,250   San Francisco, California, City and County Airport Commission,
                                            International Airport, Special Facilities Lease Revenue Bonds
                                            (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)         1,314

Colorado--3.2%                              Aurora, Colorado, COP (a):
                AAA       Aaa       3,055    5.75% due 12/01/2019                                                  3,099
                AAA       Aaa       3,230    5.75% due 12/01/2020                                                  3,269
                AAA       Aaa       1,000    5.50% due 12/01/2030                                                    967
                                            Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                            Senior Series A-2:
                NR*       Aa2       1,000    6.60% due 5/01/2028                                                   1,045
                NR*       Aa2       3,000    7.50% due 4/01/2031                                                   3,442
                NR*       Aaa       2,000   Colorado Health Facilities Authority, Hospital Revenue Refunding
                                            Bonds (Poudre Valley Health Care), Series A, 5.75% due
                                            12/01/2023 (c)                                                         2,001
                A1+       VMIG1++   1,700   Moffat County, Colorado, PCR, Refunding (Pacificorp
                                            Projects), VRDN, 5.40% due 5/01/2013 (a)(g)                            1,700

Connecticut     AA        Aa3       5,000   Connecticut State, GO, RIB, Series 373, 5.99% due 6/15/2013 (e)        5,495
--4.2%          NR*       Baa3      8,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                            Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028                     7,090
                                            New Haven, Connecticut, GO, Series B (c):
                AAA       Aaa       3,360    5.75% due 11/01/2017                                                  3,461
                AAA       Aaa       1,915    5.75% due 11/01/2018                                                  1,965
                AAA       Aaa       2,575    5.75% due 11/01/2019                                                  2,632

Delaware--0.7%  AAA       Aaa       3,400   Delaware State Housing Authority, S/F Mortgage Revenue
                                            Refunding Bonds, AMT, Senior Series A-1, 5.55% due 7/01/2019 (a)       3,296

District of                                 District of Columbia, GO, Refunding:
Columbia--4.2%  AAA       Aaa       8,000    Series A, 5.25% due 6/01/2027 (d)                                     7,373
                AAA       Aaa       3,900    Series B, 5.25% due 6/01/2026 (c)                                     3,600
                AAA       Aaa       5,115   District of Columbia, Water and Sewer Authority, Public Utility
                                            Revenue Refunding Bonds,
                                            5.50% due 10/01/2023 (c)                                               5,023
                AAA       Aaa       5,000   Washington, D.C., Convention Center Authority, Dedicated Tax
                                            Revenue Bonds, Senior Lien, 5% due 10/01/2021 (a)                      4,529

Florida--5.5%   NR*       Aaa      10,000   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                            due 7/01/2020 (a)                                                     10,279
                AAA       Aaa       2,500   Florida State Division of Bond Finance Department, General
                                            Services Revenue Refunding Bonds (Department of Environmental
                                            Protection), Series B, 5.75% due 7/01/2007 (a)                         2,650
                NR*       VMIG1++     800   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                            Electric Company Project), VRDN, 5.35% due 9/01/2025 (g)                 800
                AAA       Aaa      10,575   Orange County, Florida, Tourist Development Tax Revenue Bonds,
                                            5.50% due 10/01/2012 (a)                                              10,908
                AAA       Aaa       2,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                            10/01/2024 (b)                                                         2,087

Georgia--1.1%   AAA       Aaa       5,905   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series B, 5.10% due
                                            7/01/2020 (d)                                                          5,499

Hawaii--2.1%    AAA       Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,279


Idaho--0.6%     NR*       Aaa       3,000   Idaho Housing and Finance Association, S/F Mortgage Revenue
                                            Bonds, AMT, Series E, 6% due 1/01/2032                                 3,010

Illinois--9.0%  AAA       Aaa       4,000   Chicago, Illinois, GO, Refunding, Series A-2, 6.25% due
                                            1/01/2014 (a)                                                          4,382
                                            Chicago, Illinois, GO, Series A (b):
                AAA       Aaa       8,800    6% due 1/01/2021                                                      9,124
                AAA       Aaa       9,330    6% due 1/01/2022                                                      9,658
                AAA       Aaa       2,500    6.75% due 1/01/2035                                                   2,775
                AAA       Aaa       2,185   Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A, 6%
                                            due 1/01/2017 (b)                                                      2,276
                AAA       Aaa       3,400   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            5.50% due 1/01/2023 (d)                                                3,298
                AAA       Aaa       1,725   Chicago, Illinois, Water Revenue Refunding Bonds, 5.50% due
                                            11/01/2022 (b)                                                         1,676
                A1        VMIG1++   1,530   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (University of Chicago Hospitals), VRDN, 5.50% due
                                            8/01/2026 (d)(g)                                                       1,530



MuniHoldings Insured Fund II, Inc., September 30, 2000



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                S&P      Moody's    Face
STATE         Ratings    Ratings   Amount   Issue                                                                Value
Illinois        NR*       Aaa    $  1,600   Kane Cook and Du Page Counties, Illinois, School District
(concluded)                                 Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                      $   1,741
                                            Metropolitan Pier and Exposition Authority, Illinois,
                                            Dedicated State Tax Revenue Refunding Bonds (McCormick
                                            Place Expansion Project):
                AAA       Aaa       2,000    5.50% due 12/15/2024 (b)                                              1,940
                AAA       Aaa       4,000    Series A, 5.25% due 6/15/2027 (a)                                     3,697
                NR*       Aaa       2,000   Northern Illinois University Revenue Refunding Bonds
                                            (Auxiliary Facilities System), 6% due 4/01/2029 (a)                    2,051

Indiana--1.9%   AAA       NR*       9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                            Revenue Bonds, First Mortgage, 5.75% due 1/15/2022 (c)                 9,358

Kansas--0.7%    AA        Aa3       3,510   Kansas State Development Finance Authority, Health Facilities
                                            Revenue Bonds (Sisters of Charity Leavenworth), Series J, 6.125%
                                            due 12/01/2020                                                         3,591

Kentucky--0.9%  AAA       Aaa       4,250   Kentucky State Property and Buildings Commission, Revenue
                                            Refunding Bonds (Project Number 64), 5.75% due 5/01/2011 (d)           4,477

Louisiana--0.5% AAA       Aaa       2,000   Louisiana Local Government, Environmental Facilities, Community
                                            Development Authority Revenue Bonds (Capital Projects and
                                            Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)              2,165

Maryland--0.6%  A1+       VMIG1++   3,000   Maryland State Energy Financing Administration, Solid Waste
                                            Disposal Revenue Bonds (Cimenteries Project), VRDN, AMT, 5.70%
                                            due 5/01/2035 (g)                                                      3,000

Massachusetts-- AAA       Aaa       6,000   Massachusetts State HFA, S/F Housing Revenue Refunding Bonds,
1.9%                                        AMT, Series 77, 6.375% due 6/01/2029 (c)                               6,161
                                            Massachusetts State Water Resources Authority, Revenue Refunding
                                            Bonds, Series A (b):
                AAA       Aaa       1,270    6% due 8/01/2016                                                      1,342
                AAA       Aaa       1,500    6% due 8/01/2017                                                      1,579

Michigan--2.6%  NR*       P1        3,700   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                            Paper), DATES, Series F, 5.50% due 12/01/2013 (g)                      3,700
                AAA       Aaa       2,000   Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A, 5.875% due 7/01/2029 (b)                               2,030
                                            Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                            Series A:
                AA        Aa2       2,000    (Ascension Health Credit), 6.125% due 11/15/2026                      2,008
                AAA       Aaa       1,000    (Mercy Mount Clemens), 6% due 5/15/2014 (d)                           1,050
                AAA       Aaa       1,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company), AMT, Series A, 5.55%
                                            due 9/01/2029 (d)                                                        958
                NR*       Aaa       1,500   Saint Clair County, Michigan, Ecomomic Revenue Refunding Bonds
                                            (Detroit Edison Company), RIB, Series 282, 6.90% due
                                            8/01/2024 (a)(e)                                                       1,724
                AAA       Aaa       1,625   Wayne Charter County, Michigan, Airport Revenue Bonds
                                            (Detroit Metropolitan-Wayne County Airport), AMT, Series A, 5%
                                            due 12/01/2028 (d)                                                     1,411

Minnesota       AAA       Aaa       4,250   Minneapolis, Minnesota, Special School District Number 001, COP,
--4.2%                                      Series A, 5.90% due 2/01/2017 (d)                                      4,335
                A         A2        3,000   Minnesota Agriculture and Economic Development Board Revenue
                                            Bonds (Fairview Health Care System), Series A, 6.375% due
                                            11/15/2022                                                             3,055
                                            Prior Lake, Minnesota, Independent School District Number 719,
                                            GO (c):
                NR*       Aaa       2,555    5.50% due 2/01/2016                                                   2,568
                NR*       Aaa       1,830    5.50% due 2/01/2017                                                   1,833
                NR*       Aaa       3,570    5.50% due 2/01/2018                                                   3,562
                NR*       Aaa       2,840    5.50% due 2/01/2019                                                   2,824
                NR*       Aaa       2,185   Sauk Rapids, Minnesota, Independent School District Number 47,
                                            GO, Series A, 5.625% due 2/01/2018 (d)                                 2,199

Mississippi     BBB-      Ba1       3,550   Mississippi Business Finance Corporation, Mississippi, PCR,
--0.9%                                      Refunding (System Energy Resources Inc. Project), 5.90% due
                                            5/01/2022                                                              3,304
                AAA       Aaa       1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                            11/01/2019 (a)                                                         1,033

Nevada--2.7%    AAA       Aaa       3,000   Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A,
                                            6% due 7/01/2029 (d)                                                   3,098
                AAA       Aaa       7,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                            Bonds, 5.75% due 7/01/2016 (a)                                         7,135
                AAA       Aaa       3,000   Washoe County, Nevada, School District, GO, 5.875% due
                                            6/01/2020 (c)                                                          3,052

New Jersey      AAA       Aaa       5,000   New Jersey EDA, Revenue Bonds (Transportation Project), Sub-lease,
--1.1%                                      Series A, 5.375% due 5/01/2006 (c)                                     5,189

New Mexico      AAA       Aaa       5,000   Farmington, New Mexico, PCR, Refunding (Public Service Company
--1.0%                                      of San Juan), Series C, 5.70% due 12/01/2016 (a)                       5,071

New York        A1+       VMIG1++   4,500   Long Island Power Authority, New York, Electric System Revenue
--14.1%                                     Bonds, VRDN, Sub-Series 5, 5.35% due 5/01/2033 (g)                     4,500
                                            Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Bonds, Series A:
                AAA       Aaa       2,000    6% due 7/01/2016 (b)                                                  2,087
                AAA       Aaa       3,430    5% due 7/01/2023 (c)                                                  3,101
                AAA       Aaa       2,000   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series B, 5% due 7/01/2017 (a)     1,885
                AAA       Aaa      10,000   Metropolitan Transportation Authority, New York, Dedicated Tax
                                            Fund Revenue Bonds, Series A, 5% due 4/01/2029 (c)                     8,891
                AAA       Aaa      14,000   Nassau Health Care Corporation, New York, Health System
                                            Revenue Bonds, 5.75% due 8/01/2022 (c)                                14,100
                NR*       Aa3       1,125   New York City, New York, City Transitional Finance Authority
                                            Revenue Bonds, RIB, Series 283, 6.67% due 11/15/2015 (e)               1,289
                AAA       NR*       5,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                            2/01/2017 (c)                                                          5,089
                AAA       Aaa       3,115   New York State Dormitory Authority Revenue Bonds (Mental Health
                                            Services Facilities Improvement), Series B, 5.375% due
                                            2/15/2026 (c)                                                          2,972
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA       Aaa       2,000    (City University), Third Generation Resources, Series 2, 5%
                                             due 7/01/2023 (a)                                                     1,806
                AAA       Aaa       5,000    (State University Educational Facilities), 5.75% due
                                             5/15/2024 (b)                                                         5,029
                AAA       Aaa       2,500   New York State Urban Development Corporation Revenue Bonds
                                            (Correctional Facilities Service Contract), Series C, 6% due
                                            1/01/2029 (a)                                                          2,577
                AAA       NR*       8,000   New York State Urban Development Corporation, Revenue Refunding
                                            Bonds (Correctional Facilities Service Contract), 5.75% due
                                            1/01/2013 (c)                                                          8,205
                AAA       Aaa       7,250   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)            7,235


MuniHoldings Insured Fund II, Inc., September 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                S&P      Moody's    Face
STATE         Ratings    Ratings   Amount   Issue                                                                Value
Ohio--3.0%      NR*       Aaa     $ 1,745   Aurora, Ohio, City School District, COP, 6.10% due
                                            12/01/2019 (d)                                                     $   1,829
                A1+       VMIG1++   1,800   Cuyahoga County, Ohio, Hospital Revenue Bonds (The
                                            Cleveland Clinic), VRDN, Series D, 5.50% due 1/01/2026 (g)             1,800
                AAA       Aaa       1,000   Kent State University, Ohio, University Revenue Bonds, 6%
                                            due 5/01/2024 (a)                                                      1,040
                NR*       Aaa       2,435   Ohio HFA, Residential Mortgage Revenue Refunding Bonds,
                                            Series F, 5.625% due 9/01/2016 (h)                                     2,448
                BBB+      Baa1      5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.65% due 3/01/2033                                     4,459
                AA        A1        3,000   Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                            Series A, 5.55% due 2/15/2013                                          3,046

Oregon--1.1%    AAA       Aaa       5,000   Linn County, Oregon, Community School District Number 9,
                                            Lebanon, GO, Refunding, 6.125% due 6/15/2025 (d)                       5,251

Pennsylvania    AAA       Aaa       5,900   Allegheny County, Pennsylvania, Hospital Development Authority
--2.2%                                      Revenue Bonds (University of Pittsburgh Medical Center),
                                            5.375% due 12/01/2025 (d)                                              5,525
                NR*       Aaa       5,600   Lycoming County, Pennsylvania, College Authority Revenue Bonds
                                            (Pennsylvania College of Technology), 5.25% due 7/01/2018 (d)          5,387

Rhode                                       Providence, Rhode Island, Public Building Authority, General
Island--1.5%                                Revenue Bonds (School and Public Facilities Projects),
                                            Series A (a):
                AAA       Aaa       2,535    5.25% due 12/15/2017                                                  2,457
                AAA       Aaa       1,000    5.25% due 12/15/2019                                                    956
                NR*       Aaa       4,055   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
                                            Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                            due 4/01/2019 (a)                                                      4,100

South           NR*       Aaa       4,500   South Carolina Housing Finance and Development Authority,
Carolina                                    Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35% due
--1.0%                                      7/01/2019 (c)                                                          4,667

Tennessee       AAA       Aaa       3,500   Metropolitan Government of Nashville and Davidson County,
--1.3%                                      Tennessee, Health and Education Facilities Board, Revenue
                                            Refunding Bonds (Ascension Health Credit), Series A, 5.875% due
                                            11/15/2028 (a)                                                         3,515
                AA        Aa2       1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                            Series 2C, 6% due 7/01/2011                                            1,126
                AAA       Aaa       1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                            AMT, Series 1, 6.05% due  7/01/2014 (d)                                1,560

Texas--7.8%     AAA       Aaa       4,205   Coastal Water Authority, Texas, Contract Revenue Refunding Bonds
                                            (City of Houston Projects), 5% due 12/15/2025 (c)                      3,767
                                            Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (g):
                A1+       NR*       8,100    5.50% due 12/01/2025                                                  8,100
                A1+       NR*       1,500    5.50% due 12/01/2026                                                  1,500
                AAA       Aa3       6,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (School Health Care System), Series B,
                                            5.75% due 7/01/2027 (f)                                                6,036
                                            Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                            Lien, Series C (b):
                AAA       Aaa       2,835    5.25% due 12/01/2022                                                  2,669
                AAA       Aaa       5,000    5.375% due 12/01/2027                                                 4,734
                AAA       Aaa       4,000   Matagorda County, Texas, Navigation District Number 1, Revenue
                                            Refunding Bonds (Reliant Energy Inc.), Series A, 5.25% due
                                            6/01/2026 (a)                                                          3,708
                AAA       Aaa       1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due
                                            3/01/2027 (b)                                                          1,915
                AAA       Aaa       1,890   Round Rock, Texas, Certificates of Obligation, GO, 6.25% due
                                            8/15/2016 (c)                                                          2,019
                AAA       Aaa       2,700   Texas Technology University Revenue Refunding and Improvement
                                            Bonds, Financing System, 6th Series, 5% due 2/15/2029 (a)              2,397
                AAA       Aaa       1,000   Travis County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                            5.875% due 11/15/2024 (a)                                              1,003

Utah--1.0%      AAA       Aaa       5,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                            Refunding Bonds, 5.75% due 12/15/2019 (d)                              5,029

Washington      AAA       Aaa       3,485   Grant County, Washington, Public Utility District Number 2
--7.0%                                      Revenue Bonds (Priest Rapids Hydro Electric), AMT, Second Series,
                                            Series B, 5.90% due 1/01/2021 (d)                                      3,508
                AAA       Aaa      15,000   King County, Washington, GO, Refunding, Series B, 5.25% due
                                            1/01/2034 (d)                                                         13,871
                AAA       Aaa       1,505   King County, Washington, Sewer Revenue Bonds, Second Series,
                                            6% due 1/01/2020 (b)                                                   1,560
                NR*       Aaa       3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)      3,462
                AAA       Aaa       1,000   Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)             1,012
                AAA       Aaa       2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                            6% due 10/01/2024 (d)                                                  2,582
                AAA       Aaa       3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6%
                                            due 7/01/2029 (b)                                                      3,612
                AAA       Aaa       5,000   Washington State Health Care Facilities Authority, Revenue
                                            Refunding Bonds (Providence Services), 5.375% due 12/01/2019 (d)       4,783

Wisconsin--1.0%                             Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                            Series A (b):
                NR*       Aaa       2,175    6% due 12/01/2016                                                     2,233
                NR*       Aaa       2,675    6% due 12/01/2017                                                     2,734

Wyoming--0.4%   NR*       P1        1,700   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                            Project), VRDN, 5.35% due 8/15/2020 (g)                                1,700

Puerto          NR*       Aaa       5,000   Puerto Rico Commonwealth, GO, RIB, Series 365, 6.90% due
Rico--1.1%                                  7/01/2029 (d)(e)                                                       5,307


                Total Investments (Cost--$472,453)--98.8%                                                        482,683

                Other Assets Less Liabilities--1.2%                                                                6,039
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 488,722
                                                                                                               =========




             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the
             (f)Escrowed to maturity.
             (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
                (h)GNMA Collateralized.
               *Not Rated.
              **Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Ernst & Young LLP.
                rate in effect at September 30, 2000.

                See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of September 30, 2000
Assets:             Investments, at value (identified cost--$472,453,350)                                   $482,682,776
                    Cash                                                                                          11,498
                    Interest receivable                                                                        7,180,200
                    Prepaid expenses                                                                              23,172
                                                                                                            ------------
                    Total assets                                                                             489,897,646
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $    413,959
                      Reorganization costs                                                      347,348
                      Investment adviser                                                        146,703          908,010
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       267,750
                                                                                                            ------------
                    Total liabilities                                                                          1,175,760
                                                                                                            ------------

Net Assets:         Net assets                                                                              $488,721,886
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (8,180 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $204,500,000
                      Common Stock, par value $.10 per share (22,352,426 shares
                      issued and outstanding)                                              $  2,235,243
                    Paid-in capital in excess of par                                        313,662,726
                    Undistributed investment income--net                                      1,562,507
                    Accumulated realized capital losses on investments--net                 (43,468,016)
                    Unrealized appreciation on  investments--net                             10,229,426
                                                                                           ------------
                    Total--Equivalent to $12.72 net asset value per share of Common
                    Stock (market price--$10.75)                                                             284,221,886
                                                                                                            ------------
                    Total capital                                                                           $488,721,886
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 2000
Investment          Interest and amortization of premium and discount earned                                $ 15,763,704
Income:

Expenses:           Investment advisory fees                                               $  1,507,748
                    Reorganization expenses                                                     490,662
                    Commission fees                                                             304,308
                    Professional fees                                                           121,114
                    Transfer agent fees                                                          55,626
                    Accounting services                                                          50,332
                    Printing and shareholder reports                                             25,641
                    Directors' fees and expenses                                                 25,541
                    Listing fees                                                                 16,170
                    Custodian fees                                                               12,482
                    Pricing fees                                                                  7,581
                    Other                                                                        36,507
                                                                                           ------------
                    Total expenses before reimbursement                                       2,653,712
                    Reimbursement of expenses                                                  (396,046)
                                                                                           ------------
                    Total expenses after reimbursement                                                         2,257,666
                                                                                                            ------------
                    Investment income--net                                                                    13,506,038
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (15,561,114)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        14,249,237
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 12,194,161
                                                                                                            ============

                    See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                           For the Period
                                                                                             For the          Feb. 26,
                                                                                            Year Ended       1999++ to
                    Increase (Decrease) in Net Assets:                                    Sept. 30, 2000   Sept. 30, 1999
Operations:         Investment income--net                                                 $ 13,506,038     $  7,439,255
                    Realized loss on investments--net                                       (15,561,114)     (13,067,399)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         14,249,237      (11,671,656)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               12,194,161      (17,299,800)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                           (8,636,948)      (4,682,689)
                      Preferred Stock                                                        (4,715,131)      (1,838,680)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (13,352,079)      (6,521,369)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      164,850,000
Transactions:       Proceeds from issuance of Preferred Stock                                        --      105,000,000
                    Proceeds from issuance of Common Stock resulting from
                    reorganization                                                          145,198,000               --
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                           99,500,000               --
                    Offering costs resulting from the issuance of Common Stock                    5,483         (228,434)
                    Offering and underwriting costs resulting from the
                    issuance of Preferred Stock                                                  21,855         (970,940)
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                   225,004               --
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                            244,950,342      268,650,626
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                            243,792,424      244,829,457
                    Beginning of period                                                     244,929,462          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $488,721,886     $244,929,462
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,562,507     $    917,886
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                     For the           Feb. 26,
                                                                                          Year Ended         1999++ to
Increase (Decrease) in Net Asset Value:                                                 Sept. 30, 2000     Sept. 30, 1999
Per Share           Net asset value, beginning of period                                   $      12.72     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                         1.09              .68
                    Realized and unrealized gain (loss) on investments--net                         .04            (2.24)
                                                                                           ------------     ------------
                    Total from investment operations                                               1.13            (1.56)
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders from investment
                    income--net                                                                    (.75)            (.43)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                          --+++++         (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                     (.38)            (.17)
                      Capital charge resulting from issuance of Preferred Stock                      --+++++        (.09)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.38)            (.26)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      12.72     $      12.72
                                                                                           ============     ============
                    Market price per share, end of period                                  $      10.75     $      12.00
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (4.07%)      (17.36%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            7.08%          (12.40%)+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net         reorganization expenses***                                                    1.13%             .62%*
Assets of                                                                                  ============     ============
Common Stock:       Total expenses, excluding reorganization expenses***                          1.39%            1.22%*
                                                                                           ============     ============
                    Total expenses***                                                             1.70%            1.22%*
                                                                                           ============     ============
                    Total investment income--net***                                               8.67%            8.27%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           3.03%            2.04%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          5.64%            6.23%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement and excluding
Total Average Net   reorganization expenses                                                        .64%             .38%*
Assets:++++++***                                                                           ============     ============
                    Total expenses, excluding reorganization expenses                              .79%             .75%*
                                                                                           ============     ============
                    Total expenses                                                                 .97%             .75%*
                                                                                           ============     ============
                    Total investment income--net                                                  4.93%            5.07%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.98%            3.24%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $    284,222     $    139,929
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $    204,500     $    105,000
                                                                                           ============     ============
                    Portfolio turnover                                                          139.29%          159.29%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,390     $      2,333
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $      1,002     $        443
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $      1,009     $        432
Outstanding:                                                                               ============     ============
                    Series C--Investment income--net                                       $        124               --
                                                                                           ============     ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
                    A and B) and August 14, 2000 (Series C).
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.
                +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., September 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses - Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $490,662 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $3,238 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended September 30, 2000, FAM earned fees of $1,507,748, of which $396,046 was waived.

During the period February 26, 1999 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $787,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2000 were $372,635,230 and $396,318,878, respectively.

Net realized losses for the year ended September 30, 2000 and net unrealized gains as of September 30, 2000 were as follows:

                                    Realized      Unrealized
                                     Losses         Gains

Long-term investments            $(15,550,273)  $ 10,229,426
Financial futures contracts           (10,841)            --
                                 ------------   ------------
Total                            $(15,561,114)  $ 10,229,426
                                 ============   ============


As of September 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,229,426, of which $12,116,088 related to appreciated securities and $1,886,662 related to depreciated securities. The aggregate cost of investments at September 30, 2000 for Federal income tax purposes was $472,453,350.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended September 30, 2000 increased by 11,336,707 as a result of the reorganization and by 19,052 as a result of dividend reinvestment and during the period February 26, 1999 to September 30, 1999 increased by 10,990,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2000 were as follows: Series A, 4.109%, Series B, 4.00% and Series C, 4.35%.

Shares issued and outstanding during the year ended September 30, 2000 increased by 3,980 as a result of the reorganization and during the period February 26, 1999 to September 30, 1999 increased by
4,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
September 30, 2000, MLPF&S earned $208,015 as commissions.


5. Capital Loss Carryforward:
At September 30, 2000, the Fund had a capital loss carryforward of approximately $38,381,000, of which $3,736,000 expires in 2006; $23,125,000 expires in 2007 and $11,520,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On October 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059311 per share, payable on October 30, 2000 to shareholders of record as of October 17, 2000.



MuniHoldings Insured Fund II, Inc., September 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

7. Reorganization Plan:
On August 14, 2000, the Fund acquired all of the net assets of MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:


                                      Common Stock       AMPS Shares
                                     Shares Exchanged     Exchanged

MuniHoldings Insured Fund III, Inc.     6,806,667           2,714
MuniHoldings Insured Fund IV, Inc.      3,441,482           1,266


In exchange for these shares, the Fund issued 11,336,707 Common
Stock shares and 3,980 AMPS shares. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:


                                                       Accumulated
                              Net        Unrealized    Net Realized
                             Assets     Appreciation  Capital Losses

MuniHoldings Insured
Fund III, Inc.             $159,360,101  $4,310,561    $14,034,484
MuniHoldings Insured
Fund IV, Inc.              $ 85,337,899  $3,341,284    $   801,781


The aggregate net assets of the Fund immediately after the acquisition amounted to $490,784,678.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
October 27, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund II, Inc. during its taxable year ended September 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions made by the Fund during the year.
Please retain this information for your records.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of September 30,
2000 were as follows:
                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      82.1%
AA/Aa                                         6.2
A/A                                           0.6
BBB/Baa                                       4.0
Other++                                       5.9

++Temporary investments in short-term municipal securities.